Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

Note 9. Income Taxes

a. Deferred Tax Assets and Liabilities

The components of the Company’s deferred tax assets and liabilities as of December 31, 2016 and 2015 were as follows:

	December 31,	December 31,
	2016	2015
	(U.S. $ in thousands)
Deferred tax assets
Tax losses carry forwards	$139,914	$87,718
Inventory related	12,124	18,317
Intangibles assets	38,379	31,890
Provision for employee related obligations	3,568	7,672
Stock-based compensation expense	6,040	6,214
Deferred revenue	3,211	3,344
Depreciation	1,140	1,994
Allowance for doubtful accounts	645	776
Foreign currency losses	587	-
Research and development credit carry forwards	9,998	8,355
Other items	1,560	2,223
Gross deferred tax assets	217,166	168,503
Valuation allowance	(201,376)	(152,115)
Total deferred tax assets	$15,790	$16,388

Deferred tax liabilities
Intangibles assets	$(17,053)	$(28,387)
Foreign currency losses	-	(450)
Depreciation	(2,662)	(1,852)
Total deferred tax liabilities	$(19,715)	$(30,689)
Net deferred tax liabilities	$(3,925)	$(14,301)

The Company’s deferred tax assets and liabilities are classified in the consolidated balance sheets as follows:

	December 31,	December 31,
	2016	2015
	(U.S. $ in thousands)
Deferred tax assets (under "Other non-current assets")	$2,027	$1,739
Deferred tax liabilities	5,952	16,040
Net deferred tax liabilities	$(3,925)	$(14,301)

As of December 31, 2016, the Company had a tax net operating losses carry-forward of approximately $381 million related to its U.S. subsidiaries, resulting in a deferred tax asset of approximately $140 million. As a result of losses incurred by its U.S. subsidiaries in the last few years, and since the near-term realization of these assets is uncertain, the Company provided a full valuation allowance for its deferred tax assets related to its U.S. subsidiaries that are not expected to be realized.

Significant judgment is required in determining any valuation allowance recorded against deferred tax assets. In assessing the need for a valuation allowance, the Company considered all available evidence, including past operating results, the most recent projections for taxable income, and prudent and feasible tax planning strategies. The Company reassess its valuation allowance periodically and if future evidence allows for a partial or full release of the valuation allowance, a tax benefit will be recorded accordingly.

Included in the net deferred tax liability are net operating loss and credit carryovers of $150.6 million which expire in years ending from December 31, 2022 through December 31, 2036.

In addition to the amounts mentioned above, approximately $7.5 million of net operating losses carry-forwards, resulting from tax deductions related to shared-based compensation, are unrecognized on the Company’s consolidated balance sheets. The tax benefits of these deductions will be realized only at the point at which the deductions reduce income taxes payable.

The Company believes that all future profits in its subsidiaries will be indefinitely reinvested or that there is no expectation to distribute any taxable dividends from these subsidiaries. The determination of the amount of the unrecognized deferred tax liability related to the undistributed earnings is estimated as a non-material amount.

b. Provision for Income Taxes

Loss before income taxes for the years ended December 31, 2016, 2015 and 2014 was as follows:

	2016	2015	2014
	(U.S. $ in thousands)
Domestic	$(11,783)	$(635,721)	$25,903
Foreign	(74,576)	(748,110)	(180,621)
	$(86,359)	$(1,383,831)	$(154,718)

The components of income taxes for the years ended December 31, 2016, 2015 and 2014 were as follows:

	2016	2015	2014
	(U.S. $ in thousands)
Current
Domestic	$6,242	$4,564	$10,650
Foreign	(5,310)	8,304	7,989
	932	12,868	18,639

Deferred
Domestic	(9,851)	(18,607)	(5,177)
Foreign	(527)	(4,581)	(48,710)
	(10,378)	(23,188)	(53,887)
Total income taxes	$(9,446)	$(10,320)	$(35,248)

A reconciliation of the statutory income tax rate and the effective tax rate for the years ended December 31, 2016, 2015, and 2014 is set forth below:

	2016	2015	2014
Statutory tax rate	25.0%	26.5%	26.5%
Approved and Privileged enterprise benefits	7.0	(0.4)	3.7
Goodwill impairment	-	(15.3)	(17.3)
Revaluation of obligations in connection with acquisitions	-	0.2	3.1
Stock compensation expense	(2.4)	(0.4)	(3.7)
Tax contingencies	(4.7)	(0.3)	1.6
Non-deductible acquisition expenses	(0.2)	(0.1)	(0.1)
Earning taxed under foreign law	34.4	1.4	9.6
Valuation allowance	(57.0)	(11.0)	-
Changes to the prior year’s tax assessment	7.9	-	-
Other	0.9	0.1	(0.6)
Effective income tax rate	10.9%	0.7%	22.8%

For the year ended December 31, 2016, the above rate reconciliation table reflects the Company’s valuation allowance on its US deferred tax assets, offset by the mix of foreign taxable income and loss and an income tax benefit attributable to one of the Company’s foreign subsidiaries that received a favorable tax ruling from the tax authorities.

Uncertain tax positions

Significant judgment is required in evaluating the Company’s tax positions and determining its provision for income taxes. During the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. The Company establishes reserves for tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These reserves are established when the Company believes that certain positions might be challenged despite its belief that its tax return positions are fully supportable. The Company adjusts these reserves in light of changing facts and circumstances, such as the outcome of a tax audit or changes in the tax law. The provision for income taxes includes the impact of reserve provisions and changes to reserves that are considered appropriate.

As of December 31, 2016, 2015 and 2014, the Company had unrecognized tax benefits of $18.0 million, $13.9 million and $8.6 million, respectively. If recognized, these benefits would favorably impact the effective tax rate. A reconciliation of the beginning and ending balance of unrecognized tax benefits is as follows:

	2016	2015	2014
	(U.S. $ in thousands)
Balance at beginning of year	$13,930	$8,552	$10,346
Additions for tax positions related to the current year	4,039	4,116	2,705
Additions for tax positions related to previous years	129	1,987	734
Reduction of reserve for statute expirations	(98)	(725)	(5,233)
Balance at end of year	$18,000	$13,930	$8,552

The Company’s accrual for estimated interest and penalties was $384 thousand as of December 31, 2016. The Company does not expect uncertain tax positions to change significantly over the next twelve months.

The Company is subject to income taxes in the U.S., various states, Israel and certain other foreign jurisdictions. The Company files income tax returns in various jurisdictions with varying statutes of limitations. Tax returns of Stratasys Inc. submitted in the United States through 2012 tax year are considered to be final following the completion of the Internal Revenue Service examination. Tax returns of Stratasys Ltd. submitted in Israel through the 2012 tax year are considered to be final following the completion of the Israeli Tax Authorities examination upon audit. The expiration of the statute of limitations related to the various other foreign and state income tax returns that the Company and its subsidiaries file vary by state and foreign jurisdiction.

c. Basis of taxation:

The enacted statutory tax rates applicable to the Company’s major subsidiaries outside of Israel are as follows:

Company incorporated in the U.S.—tax rate of approximately 35%.
Company incorporated in Germany—tax rate of approximately 28%.
Company incorporated in Hong Kong—tax rate of 16.5%.

A significant portion of the Company’s income after the December 1, 2012 merger date is taxed in Israel. The following is a summary of how the Company’s income is taxed in Israel:

Corporate tax rates in Israel are as follows: 2014 and 2015-26.5%, 2016-25%, 2017-24% and 2018 and thereafter-23%. The Company elected to compute its taxable income in accordance with Income Tax Regulations (Rules for Accounting for Foreign Investors Companies and Certain Partnerships and Setting their Taxable Income), 1986. Accordingly, the Company’s taxable income or loss is calculated in U.S. dollars. Applying these regulations reduces the effect of foreign exchange rate fluctuations (of the NIS in relation to the U.S. dollar) on the Company’s Israeli taxable income.

Tax benefits under the Law for Encouragement of Capital Investments, 1959 (the “Investment Law”)

Various industrial projects of the Company have been granted “Approved Enterprise” and “Beneficiary Enterprise” status, which provides certain benefits, including tax exemptions for undistributed income and reduced tax rates. Income not eligible for Approved Enterprise and Beneficiary Enterprise benefits is taxed at the regular corporate rate, which was 25% in 2016.

The Company is a Foreign Investors Company, or FIC, as defined by the Investment Law. FICs are entitled to further reductions in the tax rate normally applicable to Approved Enterprises and Beneficiary Enterprises, depending on the level of foreign ownership. When foreign (non-Israeli) ownership equal or exceeds 90%, the Approved Enterprise and Beneficiary Enterprise income is either tax-exempt for a limit period between two to ten years depending on the location of the enterprise or taxable at a tax rate of 10% for a 10-year period. The Company cannot assure that it will continue to qualify as a FIC in the future or that the benefits described herein will be granted in the future.

In the event of distribution of dividends from the said tax-exempt income during the tax exemption period as described above, the amount distributed will be subject to tax in respect of the amount of dividend distributed (grossed up to reflect such pre-tax income that it would have had to earn in order to distribute the dividend) at the corporate tax rate that would have been otherwise applicable if such income had not been tax-exempted under the alternative benefits program. This rate generally ranges from 10% to 25%, depending on the level of foreign investment in the company in each year, as explained above, Dividends paid out of income attributed to Approved Enterprise or Beneficiary Enterprise (or out of dividends received from a company whose income is attributed to an Approved or Beneficiary Enterprise) are generally subject to withholding tax at the source at the rate of 15%, unless a lower rate is provided in a treaty between Israel and the shareholder’s country of residence (subject to the receipt in advance of a valid certificate from the Israel Tax Authority allowing for a reduced tax rate). The 15% tax rate is limited to dividends and distributions out of income derived during the benefits period and actually paid at any time up to 12 years thereafter. After this period, the withholding tax is applied at a rate of up to 30%, or at the lower rate under an applicable tax treaty (subject to the receipt in advance of a valid certificate from the Israel Tax Authority allowing for a reduced tax rate). In the case of an FIC, the 12-year limitation on reduced withholding tax on dividends does not apply.

The entitlement to the above benefits is conditional upon the Company’s fulfilling the conditions stipulated by the Investment Law and regulations published thereunder. Should the Company fail to meet such requirements in the future, income attributable to its Approved Enterprise and Beneficiary Enterprise programs would be subject to the statutory Israeli corporate tax rate and the Company would be required to refund a portion of the tax benefits already received with respect to such programs. The refund will be subject to interest and index changes as applicable the law or other monetary penalty.

The Company does not intend to distribute any amounts of its undistributed tax-exempt income as dividends, as it intends to reinvest its tax-exempt income within the Company. Accordingly, no deferred income taxes have been provided on income attributable to the Company’s Approved or Beneficiary Enterprise programs, as the undistributed tax exempt income is essentially permanent in duration.

As of December 31, 2016, tax-exempt income of approximately $180 million is attributable to the Company’s various Approved and Beneficiary Enterprise programs. If such tax exempt income is distributed, it would be taxed at the reduced corporate tax rate applicable to such income, and taxes of approximately $18 million would be incurred as of December 31, 2016.

A January 2011 amendment to the Investment Law (the “2011 Amendment”) created alternative benefit tracks to those previously in place, as follows: an investment grants track designed for enterprises located in certain development zones and two new tax benefits tracks (“Preferred Enterprise” and “Special Preferred Enterprise”), which provide for application of a unified tax rate to all preferred income of the company, as defined in the Investment Law.

The 2011 Amendment canceled the availability of the benefits granted in accordance with the provisions of the Investment Law prior to 2011 and, instead, introduced new benefits for income generated by a “Preferred Company” through its "Preferred Enterprise" (as such terms are defined in the Investment Law) effective as of January 1, 2011 and thereafter. A Preferred Company is defined as either (i) a company incorporated in Israel which is not wholly owned by a governmental entity, or (ii) a limited partnership that: (a) was registered under the Israeli Partnerships Ordinance, and (b) all of its limited partners are companies incorporated in Israel, but not all of them are governmental entities; which has, among other things, Preferred Enterprise status and is controlled and managed from Israel. Pursuant to the 2011 Amendment, a Preferred Company was entitled to a reduced corporate tax rate of 15% with respect to its preferred income attributed to its Preferred Enterprise in 2011 and 2012, unless the Preferred Enterprise was located in a certain development zone, in which case the rate was 10%. Such corporate tax rate was reduced to 12.5% and 7%, respectively, in 2013 and was increased to 16% and 9%, respectively, in 2014 until 2016. In 2017 and thereafter, the corporate tax rate for Preferred Enterprise which is located in a certain development zone was decreased to 7.5%, while the reduced corporate tax rate for other development zones remains 16%. Income derived by a Preferred Company from a “Special Preferred Enterprise” (as such term is defined in the Investment Law) would be entitled, during a benefits period of 10 years, to further reduced tax rates of 8%, or 5% if the Special Preferred Enterprise is located in a certain development zone. As of January 1, 2017, the definition for "Special Preferred Enterprise" includes less stringent conditions.

Dividends paid out of preferred income attributed to a Preferred Enterprise or to a Special Preferred Enterprise are generally subject to withholding tax at source at the rate of 20%, or such lower rate as may be provided in an applicable tax treaty (subject to the receipt in advance of a valid certificate from the Israel Tax Authority allowing for a reduced tax rate). However, if such dividends are paid to an Israeli company, no tax is required to be withheld (although, if such dividends are subsequently distributed to individuals or a non-Israeli company, withholding tax at a rate of 20% or such lower rate as may be provided in an applicable tax treaty will apply. In 2017-2019, dividends paid out of preferred income attributed to a Special Preferred Enterprise, directly to a foreign parent company, are subject to withholding tax at source at the rate of 5% (temporary provisions).

The 2011 Amendment also provided transitional provisions to address companies already enjoying current benefits under the Investment Law. These transitional provisions provide, among other things, that unless an irrevocable request is made to apply the provisions of the Investment Law as amended in 2011 with respect to income to be derived as of January 1, 2011:

●

The terms and benefits included in any certificate of approval that was granted to an Approved Enterprise, which chose to receive grants, before the 2011 Amendment became effective, will remain subject to the provisions of the Investment Law as in effect on the date of such approval, and subject to certain conditions.

●

The terms and benefits included in any certificate of approval that was granted to an Approved Enterprise, that had participated in an alternative benefits program, before the 2011 Amendment became effective will remain subject to the provisions of the Investment Law as in effect on the date of such approval, provided that certain conditions are met.

●	A Beneficiary Enterprise can elect to continue to benefit from the benefits provided to it before the 2011 Amendment came into effect, provided that certain conditions are met.

The Company has examined the possible effect, if any, of these provisions of the 2011 Amendment on its financial statements and has decided, at this time, not to opt to apply the new benefits under the 2011 Amendment.

Tax benefits under the Israeli Law for the Encouragement of Industry (Taxation), 1969

The Company is an “Industrial Company” as defined by the Israeli Law for the Encouragement of Industry (Taxation), 1969, and, as such, is entitled to certain tax benefits including accelerated depreciation, deduction of public offering expenses in three equal annual installments and amortization of other intangible property rights for tax purposes.